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                                                                 EXHIBIT 10.20.1

                                AMENDMENT NO.  1
                                       TO
                               RESELLER AGREEMENT

           This Amendment No. 1 to Reseller Agreement ("Amendment No. 1") is made and entered into as of this 2nd day of September, 1997 by and among ORBCOMM USA, L.P. ("ORBCOMM USA") and Orbital Sciences Corporation ITS Group ("Reseller").

                                   WITNESSETH

           WHEREAS, ORBCOMM USA and Reseller previously entered into a Reseller Agreement dated as of March 3, 1997 (the "Reseller Agreement"); and

           WHEREAS, ORBCOMM USA and Reseller desire to amend and modify certain terms of the Reseller Agreement;

           NOW, THEREFORE, the parties agree as follows:

           SECTION 1 Terms used but not otherwise defined herein shall have the meanings assigned thereto in the Reseller Agreement.

           SECTION 2 Exhibit A - Authorized Territory of the Reseller Agreement shall be deleted in its entirety and replaced with the following:

           The Reseller is granted the non-exclusive right to resell ORBCOMM Products and Services for Intelligent Transportation System monitoring, tracking and messaging applications to Federal, State and local Government and commercial accounts. Excluded from this territory definition is the right to resell ORBCOMM Products and Services (a) for barge tracking and monitoring applications on the inland waters of the United States, and (b) to United States-based rail companies for the specific purposes of monitoring and/or tracking rail cars used exclusively for the transportation of automobiles and trucks, which rail cars are know as "Autorack Railcars".

           IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the day and year first above written.

                               ORBCOMM USA, L.P.

                                      By:
                                         -----------------------------
                                          Name: Robert F. Latham
                                          Title: President

                               ORBITAL SCIENCES CORPORATION ITS GROUP

                                      By:
                                         ------------------------------
                                          Name: Joan Deoul
                                          Title: Contracts Manager, ITS Group